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                                                                    EXHIBIT 10.2

                               Petopia.Com, Inc.

                                1999 Stock Plan

                       (As Amended on March 10, 2000)
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                               TABLE OF CONTENTS

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SECTION 1.  ESTABLISHMENT AND PURPOSE.............................................................................       1


SECTION 2.  ADMINISTRATION........................................................................................       1

   (a)  Committees of the Board of Directors......................................................................       1
   (b)  Authority of the Board of Directors.......................................................................       1

SECTION 3.  ELIGIBILITY...........................................................................................       1

   (a)  General Rule..............................................................................................       1
   (b)  Ten-Percent Stockholders..................................................................................       1

SECTION 4.  STOCK SUBJECT TO PLAN.................................................................................       2

   (a)  Basic Limitation..........................................................................................       2
   (b)  Additional Shares.........................................................................................       2

SECTION 5.  TERMS AND CONDITIONS OF AWARDS OR SALES...............................................................       2

   (a)  Stock Purchase Agreement..................................................................................       2
   (b)  Duration of Offers and Nontransferability of Rights.......................................................       2
   (c)  Purchase Price............................................................................................       2
   (d)  Withholding Taxes.........................................................................................       3
   (e)  Restrictions on Transfer of Shares and Minimum Vesting....................................................       3
   (f)  Accelerated Vesting.......................................................................................       3

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS.......................................................................       3

   (a)  Stock Option Agreement....................................................................................       3
   (b)  Number of Shares..........................................................................................       3
   (c)  Exercise Price............................................................................................       3
   (d)  Withholding Taxes.........................................................................................       4
   (e)  Exercisability............................................................................................       4
   (f)  Accelerated Exercisability................................................................................       4
   (g)  Basic Term................................................................................................       4
   (h)  Nontransferability........................................................................................       4
   (i)  Termination of Service (Except by Death)..................................................................       4
   (j)  Leaves of Absence.........................................................................................       5
   (k)  Death of Optionee.........................................................................................       5
   (l)  No Rights as a Stockholder................................................................................       5
   (m)  Modification, Extension and Assumption of Options.........................................................       6
   (n)  Restrictions on Transfer of Shares and Minimum Vesting....................................................       6
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SECTION 7.  PAYMENT FOR SHARES....................................................................................        6

   (a)  General Rule..............................................................................................        6
   (b)  Surrender of Stock........................................................................................        6
   (c)  Services Rendered.........................................................................................        7
   (d)  Promissory Note...........................................................................................        7
   (e)  Exercise/Sale.............................................................................................        7
   (f)  Exercise/Pledge...........................................................................................        7

SECTION 8.  ADJUSTMENT OF SHARES..................................................................................        7

   (a)  General...................................................................................................        7
   (b)  Mergers and Consolidations................................................................................        8
   (c)  Reservation of Rights.....................................................................................        8

SECTION 9.  SECURITIES LAWS REQUIREMENTS..........................................................................        8

   (a)  General...................................................................................................        8
   (b)  Financial Reports.........................................................................................        8

SECTION 10.  NO RETENTION RIGHTS..................................................................................        9


SECTION 11.  DURATION AND AMENDMENTS..............................................................................        9

   (a)  Term of the Plan..........................................................................................        9
   (b)  Right to Amend or Terminate the Plan......................................................................        9
   (c)  Effect of Amendment or Termination........................................................................        9

SECTION 12.  DEFINITIONS..........................................................................................        9
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                       Petopia.com, Inc. 1999 Stock Plan



SECTION 1.  ESTABLISHMENT AND PURPOSE.

     The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

     Capitalized terms are defined in Section 12.

SECTION 2.  ADMINISTRATION.

     (a) Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

     (b) Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3.  ELIGIBILITY.

     (a) General Rule. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

     (b) Ten-Percent Stockholders. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee or Purchaser unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.
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SECTION 4.  STOCK SUBJECT TO PLAN.

     (a) Basic Limitation. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 11,500,000 Shares, subject to adjustment pursuant to
Section 8. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed 7,500,000 Shares (subject to adjustment pursuant to Section 8).

SECTION 5.  TERMS AND CONDITIONS OF AWARDS OR SALES.

     (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

     (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than 85% of the Fair Market Value of such Shares, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Board of Directors at its sole discretion. The Purchase Price shall be payable in a form described in
Section 7.

     (d) Withholding Taxes. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

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     (e)  Restrictions on Transfer of Shares and Minimum Vesting. Any Shares
awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of a Purchaser who is not an officer of the Company, an Outside Director or a Consultant, any right to repurchase the Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of the award or sale of the Shares. Any such right may be exercised only within 90 days after the termination of the Purchaser's Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

     (f) Accelerated Vesting. Unless the applicable Stock Purchase Agreement provides otherwise, in the event of a termination without Cause of a Purchaser within twelve (12) months following a Change of Control, the Right of Repurchase with respect to any Shares held by such Purchaser shall lapse with respect to that number of Shares which would cease to be subject to the Right of Repurchase over the following twelve (12) month period.

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option shall not be less than 85% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

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     (e)  Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. In the case of an Optionee who is not an officer of the Company, an Outside Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the date of grant. Subject to the preceding sentence, the exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

     (f) Accelerated Exercisability. Unless the applicable Stock Option Agreement provides otherwise, in the event of a termination without Cause of an Optionee within twelve (12) months following a Change of Control, the vesting of the Shares subject to the Option will accelerate and become immediately vested and exercisable with respect to the number of Shares which would have vested over a twelve (12) month period.

     (g) Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

     (h) Nontransferability. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (i) Termination of Service (Except by Death). If an Optionee's Service terminates for any reason other than the Optionee's death, then the Optionee's Options shall expire on the earliest of the following occasions:

          (i)   The expiration date determined pursuant to Subsection (g) above;

          (ii) The date three months after the termination of the Optionee's Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

          (iii) The date six months after the termination of the Optionee's Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee's Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by

                                       4
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beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination).

     (j) Leaves of Absence. For purposes of Subsection (i) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

     (k) Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee's Options shall expire on the earlier of the following dates:

          (i)  The expiration date determined pursuant to Subsection (g) above;
or

          (ii) The date 12 months after the Optionee's death.

All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's death or became exercisable as a result of the death. The balance of such Options shall lapse when the Optionee dies.

     (l) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

     (m) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

     (n) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of an Optionee who is not an officer of the Company, an Outside Director or a
Consultant:

          (i) Any right to repurchase the Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse at least as

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     rapidly as 20% per year over the five-year period commencing on the date of the option grant;

          (ii) Any such right may be exercised only for cash or for cancellation of indebtedness incurred in purchasing the Shares; and

          (iii) Any such right may be exercised only within 90 days after the later of (A) the termination of the Optionee's Service or (B) the date of the option exercise.

SECTION 7.  PAYMENT FOR SHARES.

     (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

     (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

     (c) Services Rendered. At the discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award. At the discretion of the Board of Directors, Shares may also be awarded under the Plan in consideration of services to be rendered to the Company, a Parent or a Subsidiary after the award, except that the par value of such Shares, if newly issued, shall be paid in cash or cash equivalents.

     (d) Promissory Note. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

     (e) Exercise/Sale. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the

                                       6
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Company to sell Shares and to deliver all or part of the sales proceeds to the
Company in payment of all or part of the Exercise Price and any withholding taxes.

     (f) Exercise/Pledge. To the extent that a Stock Option Agreement so provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 8.  ADJUSTMENT OF SHARES.

     (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

     (b) Mergers and Consolidations. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees' consent, may provide for:

          (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

          (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

          (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

          (iv) The cancellation of such outstanding Options without payment of any consideration.

     (c) Reservation of Rights. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                       7
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SECTION 9.  SECURITIES LAW REQUIREMENTS.

     (a) General. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

     (b) Financial Reports. The Company each year shall furnish to Optionees, Purchasers and stockholders who have received Stock under the Plan its balance sheet and income statement, unless such Optionees, Purchasers or stockholders are key Employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.

SECTION 10. NO RETENTION RIGHTS.

     Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11. DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's stockholders. Stockholder approval shall not be required for any other amendment of the Plan.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

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SECTION 12. DEFINITIONS.

     (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (b)  "Cause" For purposes of this Agreement, "Cause" for the termination of
                                                   -----
Purchaser's employment with the Company or its successor will exist at any time after the happening of one or more of the following events: (1) Purchaser's willful misconduct or material failure in the performance of the duties of his position with the Company or its successor, including Purchaser's failure to comply in any material respect with the legal directives of the Company's Chief Executive Officer or the Board of Directors so long as such directives are not unreasonably inconsistent with the Purchaser's position and duties, and such refusal to comply is not remedied within 10 days after receiving written notice from the Company or its successor, which written notice shall state that failure to remedy such conduct may result in termination for Cause; or (2) conduct that materially adversely affects the Company or its successor or is materially detrimental to the reputation of the Founder or of the Company or its successor, including but not limited to conviction of a felony involving moral turpitude.

     (c)  "Change of Control" shall mean:

          (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

          (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     (d)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (e) "Committee" shall mean a committee of the Board of Directors, as described in Section 2(a).

     (f)  "Company" shall mean Petopia.com, Inc., a Delaware corporation.

     (g) "Consultant" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

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     (h)  "Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (i) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

     (j) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

     (k) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

     (l)  "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

     (m) "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

     (n) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (o)  "Optionee" shall mean an individual who holds an Option.

     (p) "Outside Director" shall mean a member of the Board of Directors who is not an Employee.

     (q) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     (r)  "Plan" shall mean this Petopia.com, Inc. 1999 Stock Plan.

     (s) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

     (t) "Purchaser" shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (u) "Service" shall mean service as an Employee, Outside Director or Consultant.

     (v)  "Share" shall mean one share of Stock, as adjusted in accordance with
Section 8 (if applicable).

     (w)  "Stock" shall mean the Common Stock of the Company.

     (x) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

     (y) "Stock Purchase Agreement" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (z) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                       Petopia.com, Inc. 1999 Stock Plan

                             Notice of Stock Grant

                              (Petco Consultant)

By your signature and the signature of the Company's representative below, you and the Company agree that you are purchasing shares subject to the terms and conditions of the 1999 Stock Plan and the Stock Purchase Agreement, both of which are attached to and made a part of this document.

     Name of Purchaser:                 ((M_1))

     Total Number of Shares:            ((M_2))

     Purchase Price Per Share:          $________ and other consideration
                                        previously provided.

     Total Cash Purchase Price:         $((M_3))

     Right of Repurchase                The Right of Repurchase shall be
                                        exercisable by the Company only during
                                        the 60-day period following the date
                                        when the Purchaser's Service to Petco
                                        Animal Supplies, Inc. ("Petco")
                                        terminates for any reason.

     Date of Purchase:                  December 6, 1999

     Expiration Date:                   December 6, 2004

The Purchase Price must be paid on or before the date of purchase set forth above. If you fail to pay on time, this offer automatically terminates.

Purchaser:                              Petopia.com, Inc.

_______________________________         By:____________________________________
((M_1))
                                        Title:_________________________________

                               CONSENT OF SPOUSE
                               -----------------


I, ____________________________, spouse of ((M_1)), have read and hereby approve the Notice of Stock Grant and related Stock Purchase Agreement (the "Agreement"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                                        ________________________________________
                                        Spouse of ((M_1))

                       Petopia.com, Inc. 1999 Stock Plan

                           Stock Purchase Agreement

SECTION 1.   ACQUISITION OF SHARES.

      (a) Issuance and Sale. On the terms and conditions set forth in the Notice of Stock Purchase and this Agreement, the Company agrees to transfer to the Purchaser the number of Shares set forth in the Notice of Stock Purchase. The transfer shall occur at the offices of the Company on the date of purchase set forth in the Notice of Stock Purchase or at such other place and time as the parties may agree.

      (b) Consideration. The Purchaser agrees to pay the Purchase Price set forth in the Notice of Stock Purchase for each Share.

      (c) Stock Plan and Defined Terms. The transfer of the Shares is subject to the Plan, a copy of which the Purchaser acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 12 of this Agreement.

      (d) Transferability. In addition to any other limitation on transfer created by applicable securities laws, all Shares initially shall be Restricted Shares and shall be subject to a right (but not an obligation) of repurchase by the Company and a Company right of first refusal and Purchaser shall not transfer, assign, encumber or otherwise dispose of any Shares except pursuant to Sections 2 and 11 hereof. If the Purchaser transfers any Restricted Shares, then Sections 2 and 11 shall apply to the Transferee to the same extent as to the Purchaser.

SECTION 2.   RIGHT OF REPURCHASE.

      (a) Scope of Repurchase Right. All Shares initially shall be subject to a right (but not an obligation) of repurchase by the Company, and Purchaser shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares except pursuant to this Section 2 hereof.

      (b) Condition Precedent to Exercise. The Right of Repurchase shall be exercisable during the 60-day period following the date when the Purchaser's Service to Petco terminates for any reason.

      (c) Repurchase Price. If the Company exercises the Right of Repurchase, it shall pay the Purchaser an amount equal to the Fair Market Value for each of the Restricted Shares being repurchased. The Company's rights under this
Section 2 shall be freely assignable, in whole or in part.

      (d) Exercise of Repurchase Right. The Right of Repurchase shall be exercisable only by written notice delivered to the Purchaser prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Purchaser the purchase price determined according to Subsection (c) above. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Purchaser in the purchase of the Restricted Shares. The Right of Repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection (d).

      (e) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.

      (f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with this Section 2, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

      (g) Termination of Repurchase Option. The Repurchase Option shall terminate upon the earliest to occur of: (i) the closing of a firm commitment underwritten public offering of the Company's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); (ii) a Change of Control; and (iii) five (5) years from
      --------------
the date hereof.

SECTION 3.   OTHER RESTRICTIONS ON TRANSFER.

      (a) Purchaser Representations. In connection with the issuance and acquisition of Shares under this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

          (i) The Purchaser is acquiring and will hold the Shares for investment for his or her account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

            (ii) The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares.

            (iii) The Purchaser is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited "broker's transaction," and the amount of securities being sold during any three-month period not exceeding specified limitations. The Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

            (iv) The Purchaser will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Purchaser agrees that he or she will not dispose of the Shares unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Shares and he or she has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and
     (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares under the Rules of the California Corporations Commissioner.

            (v) The Purchaser has been furnished with, and has had access to, such information as he or she considers necessary or appropriate for deciding whether to invest in the Shares, and the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares.

            (vi) The Purchaser is aware that his or her investment in the Company is a speculative investment which has limited liquidity and is subject to the risk of complete loss. The Purchaser is able, without impairing his or her financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of his or her investment in the Shares.

      (b) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

      (c) Market Standoff Agreement. In connection with the initial public offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or underwriters managing any underwritten offering of the Company's securities, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

      (d) Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Agreement.

      (e) Escrow. For purposes of facilitating the enforcement of the provisions hereof, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option and Right of First Refusal, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A
                                                                    ---------
executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Any new, substituted or additional securities or other property described in Subsections 2(e) or 11(c) shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Shares or remain subject to the Right of First Refusal. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Purchaser and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal, (ii) released to the Purchaser upon the Purchaser's request to the extent the Shares are no longer Restricted Shares or no longer subject to the Right of First Refusal. In any event, all Shares shall be released within 60 days after the Purchaser's cessation of Service if not repurchased by the Company.

SECTION 4.   SUCCESSORS AND ASSIGNS.

          Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Purchaser and the Purchaser's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

SECTION 5.  NO RETENTION RIGHTS.

          Nothing in this Agreement or in the Plan shall confer upon the Purchaser any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser) or of the Purchaser, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

SECTION 6.  LEGENDS.

          All certificates evidencing Shares shall bear the following legends:

     "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION
     THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT
     REQUIRED."

If required by the authorities of any state in connection with the issuance of the Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.


SECTION 7.  NOTICE.

          Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Purchaser at the address that he or she most recently provided to the Company.

SECTION 8.   ENTIRE AGREEMENT.

          The Notice of Stock Purchase, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

SECTION 9.   CHOICE OF LAW.

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

SECTION 10.  RIGHT OF FIRST REFUSAL.

      (a) Right of First Refusal. In the event that the Purchaser proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Purchaser desires to transfer Shares acquired under this Agreement, the Purchaser shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Purchaser and by the proposed transferee ("Transferee") and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares at the Fair Market Value of such Shares (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection
(a) shall be freely assignable, in whole or in part.

      (b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Purchaser may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Purchaser is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Purchaser, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection
(a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice).

      (c) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 11 or into which such Shares thereby become convertible shall immediately be subject to this Section 11 Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 11.

      (d) Termination of Right of First Refusal.  Any other provision of this
Section 11 notwithstanding, in the event that the Right to Repurchase has terminated or the Stock is readily tradable on an established securities market when the Purchaser desires to transfer Shares, the Company shall have no Right of First Refusal, and the Purchaser shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

      (e) Permitted Transfers. This Section 11 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Purchaser's spouse, children or grandchildren or to a trust established by the Purchaser for the benefit of the Purchaser or the Purchaser's spouse, children or grandchildren, provided in either case that (i) Purchaser provides ten (10) business days prior written notice to the Company of his or her intent to so transfer the Shares and the Company provides written approval of such transfer to Purchaser, and (ii) the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Section 11 shall apply to the Transferee to the same extent as to the Purchaser.

      (f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 11, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 11.  DEFINITIONS.

      (a) "Agreement" shall mean this Stock Purchase Agreement.

      (b) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

      (c) "Change of Control" shall mean a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with or into any other corporation or entity, other than a wholly-owned subsidiary of the Company, or a sale of the outstanding stock of the Company, as a result of which the stockholders of the Company immediately prior to such transaction hold less that fifty percent (50%) of the voting power of the surviving corporation

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

      (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (e) "Committee" shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

      (f) "Company" shall mean Petopia.com, Inc., a Delaware corporation.

      (g) "Consultant" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

      (h) "Disability" shall mean that the Purchaser is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

      (i) "Fair Market Value" shall mean the greatest of (A) the most recent valuation completed for the Company by an independent third party valuation firm, (B) the last sale by the Company of its Common Stock to an independent third party, and (C) the fair market value of the Common Stock as most recently determined by the Company's Board of Directors.

      (j) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      (k) "Plan" shall mean the Petopia.com, Inc. 1999 Stock Plan, as amended.

      (l) "Shares" shall mean the Shares purchased by the Purchaser pursuant to this Agreement.

      (m) "Purchase Price" shall mean the amount for which one Share may be purchased pursuant to this Agreement, as specified in the Notice of Stock Purchase.

      (n) "Purchaser" shall mean the individual named in the Notice of Stock Purchase.

      (o) "Restricted Share" shall mean a Purchased Share that is subject to the Right of Repurchase.

      (p) "Right of First Refusal" shall mean the Company's right of first refusal described in Section 11.

      (q) "Right of Repurchase" shall mean the Company's right of repurchase described in Section 2.

      (r) "Securities Act" shall mean the Securities Act of 1933, as amended.

      (s) "Service" shall mean service as an employee or consultant.

      (t) "Share" shall mean one share of Stock, as adjusted in accordance with
Section 7 of the Plan (if applicable).

      (u) "Stock" shall mean the Common Stock of the Company.

      (v) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      (w) "Notice of Stock Grant" shall mean the document so entitled to which this Agreement is attached.

      (x) "Transferee" shall mean any person to whom the Purchaser has transferred any Purchased Share.

                       Petopia.com, Inc. 1999 Stock Plan

                             Notice of Stock Grant

By your signature and the signature of the Company's representative below, you and the Company agree that you are receiving shares subject to the terms and conditions of the 1999 Stock Plan and the Stock Grant Agreement, both of which are attached to and made a part of this document.


     Name of Grantee:                    ((Grantee))

     Total Number of Granted Shares:     ((SharesGranted))

     Fair Market Value Per Share:        $((ValuePerShare))

     Date of Grant:                      ((GrantDate))

     Vesting Schedule:                   The Shares hereunder shall not be
                                         subject to vesting.




Grantee:                            Petopia.com, Inc.

_____________________________       By:_______________________________


_____________________________       Title:____________________________
Print Name

                       Petopia.com, Inc. 1999 Stock Plan

                             Stock Grant Agreement

SECTION 1.   ACQUISITION OF SHARES.

       (a) Transfer. On the terms and conditions set forth in the Notice of Stock Grant and this Agreement, the Company agrees to transfer to the Grantee the number of Shares set forth in the Notice of Stock Grant. The transfer shall occur at the offices of the Company on the date of purchase set forth in the Notice of Stock Grant or at such other place and time as the parties may agree.

       (b) Consideration. The Grantee has been granted the number of shares set forth in the Notice of Stock Grant in consideration of services previously rendered to the Company.

       (c) Stock Plan and Defined Terms. The transfer of the Granted Shares is subject to the Plan, a copy of which the Grantee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 11 of this Agreement.

SECTION 2.   RIGHT OF FIRST REFUSAL.

       (a) Right of First Refusal. In the event that the Grantee proposes to sell, pledge or otherwise transfer to a third party any Granted Shares, or any interest in such Granted Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Granted Shares. If the Grantee desires to transfer Granted Shares, the Grantee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Granted Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Grantee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Granted Shares. The Company shall have the right to purchase all, and not less than all, of the Granted Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

       (b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Grantee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Granted Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the

Grantee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Grantee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Granted Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Granted Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Granted Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

       (c) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Granted Shares subject to this Section 2 or into which such Granted Shares thereby become convertible shall immediately be subject to this Section 2. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Granted Shares subject to this Section 2.

       (d) Termination of Right of First Refusal. Any other provision of this Section 2 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Grantee desires to transfer Granted Shares, the Company shall have no Right of First Refusal, and the Grantee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

       (e) Permitted Transfers. This Section 2 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Grantee's spouse, children or grandchildren or to a trust established by the Grantee for the benefit of the Grantee or the Grantee's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Grantee transfers any Granted Shares, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Section 2 shall apply to the Transferee to the same extent as to the Grantee.

       (f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Granted Shares to be purchased in accordance with this Section 2, then after such time the person from whom such Granted Shares are to be purchased shall no longer have any rights as a holder of such Granted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Granted Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 3.   OTHER RESTRICTIONS ON TRANSFER.

       (a) Grantee Representations. In connection with the issuance and acquisition of Shares under this Agreement, the Grantee hereby represents and warrants to the Company as follows:

               (i) The Grantee is acquiring and will hold the Granted Shares for investment for his or her account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

               (ii) The Grantee understands that the Granted Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Granted Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Grantee obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Grantee further acknowledges and understands that the Company is under no obligation to register the Granted Shares.

               (iii) The Grantee is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited "broker's transaction," and the amount of securities being sold during any three-month period not exceeding specified limitations. The Grantee acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

               (iv) The Grantee will not sell, transfer or otherwise dispose of the Granted Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Grantee agrees that he or she will not dispose of the Granted Shares unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Granted Shares and he or she has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Granted Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Granted Shares under the Rules of the California Corporations Commissioner.

               (v) The Grantee has been furnished with, and has had access to, such information as he or she considers necessary or appropriate for deciding whether to invest in the Granted Shares, and the Grantee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Granted Shares.

               (vi) The Grantee is aware that his or her investment in the Company is a speculative investment which has limited liquidity and is subject to the risk of complete loss. The Grantee is able, without impairing his or her financial condition, to hold the Granted Shares for an indefinite period and to suffer a complete loss of his or her investment in the Granted Shares.

          (b) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Granted Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

          (c) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, the Grantee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Granted Shares without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Granted Shares until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Shares registered in the public offering under the Securities Act, and the Grantee shall be subject to this Subsection (c) only if the directors and officers of the Company are subject to similar arrangements.

          (d) Rights of the Company. The Company shall not be required to (i) transfer on its books any Granted Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Granted Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Granted Shares have been transferred in contravention of this Agreement.

SECTION 4. SUCCESSORS AND ASSIGNS.

           Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Grantee and the Grantee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

SECTION 5. NO RETENTION RIGHTS.

           Nothing in this Agreement or in the Plan shall confer upon the Grantee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Grantee) or of the Grantee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

SECTION 6. LEGENDS.

           All certificates evidencing Granted Shares shall bear the following legends:

     "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

If required by the authorities of any state in connection with the issuance of the Granted Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.

SECTION 7.  NOTICE.

            Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided to the Company.

SECTION 8.  ENTIRE AGREEMENT.

            The Notice of Stock Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

SECTION 9.  CHOICE OF LAW.

            This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

SECTION 10. DEFINITIONS.

        (a) "Agreement" shall mean this Stock Purchase Agreement.

        (b) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

        (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (d) "Company" shall mean Petopia.com, Inc., a Delaware corporation.

        (e) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

        (f) "Granted Shares" shall mean the Shares granted to the Grantee pursuant to this Agreement.

        (g) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (h) "Plan" shall mean the Petopia.com, Inc. 1999 Stock Plan, as amended.

        (i) "Grantee" shall mean the individual named in the Notice of Stock Grant.

        (j) "Right of First Refusal" shall mean the Company's right of first refusal described in Section 2.

        (k) "Securities Act" shall mean the Securities Act of 1933, as amended.

        (l) "Share" shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

        (m) "Stock" shall mean the Common Stock of the Company.

        (n) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (o) "Notice of Stock Grant" shall mean the document so entitled to which this Agreement is attached.

        (p) "Transferee" shall mean any person to whom the Grantee has directly or indirectly transferred any Purchased Share.

        (q) "Transfer Notice" shall mean the notice of a proposed transfer of Granted Shares described in Section 2(a).

                       Petopia.com, Inc. 1999 Stock Plan

                         Notice of Stock Option Grant

          You have been granted the following option to purchase Common Stock of Petopia.com, Inc. (the "Company"):

     Name of Optionee:                     ((Name))

     Total Number of Shares Granted:       ((TotalShares))

     Type of Option:                       Incentive Stock Option ("ISO")

     Exercise Price Per Share:             $((PricePerShare))

     Date of Grant:                        ((DateGrant))

     Date Exercisable:                     This option may be exercised, in
                                           whole or in part, for the number of
                                           options that have vested after the
                                           Date of Grant.

     Vesting Commencement Date:            ((VestComDate))

     Vesting Schedule:                     25% of the options granted hereunder
                                           shall vest when the Optionee
                                           completes 12 months of continuous
                                           Service after the Vesting
                                           Commencement Date. So long as the
                                           Optionee continues to provide Service
                                           to the Company, an additional 1/48th
                                           of the shares subject to this option
                                           shall vest each month thereafter
                                           until all shares subject to the
                                           option are vested.

                                           Unless the applicable Stock Option
                                           Agreement provides otherwise, in the
                                           event of a termination without Cause
                                           following a Change of Control, (a)
                                           whether or not such event occurs
                                           prior to the completion of twelve
                                           (12) months of continuous Service
                                           after the Vesting Commencement Date,
                                           1/48 times the number of months of
                                           Service completed after the Vesting
                                           Commencement Date shall be deemed
                                           vested; and (b) an additional twelve
                                           (12) months of options shall be
                                           deemed vested, provided that no more
                                           than forty eight (48) months shall
                                           ever be deemed vested.

     Expiration Date:                      ((ExpDate))

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1999 Stock Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

Optionee:                               Petopia.com, Inc.

__________________________________      By:_________________________________


__________________________________      Title:______________________________
Print Name

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                      Petopia.com, Inc. 1999 Stock Plan:
                            Stock Option Agreement

SECTION 1.   GRANT OF OPTION.

          (a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Section 3 of the Plan applies). This option is intended to be an ISO or a Nonstatutory Option, as provided in the Notice of Stock Option Grant.

          (b) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 14 of this Agreement.

SECTION 2.   RIGHT TO EXERCISE.

          (a) Exercisability. Subject to Subsections (b) and (c) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

          (b) $100,000 Limitation. If this option is designated as an ISO in the Notice of Stock Option Grant, then the Optionee's right to exercise this option shall be deferred to the extent (and only to the extent) that this option otherwise would not be treated as an ISO by reason of the $ 100,000 annual limitation under Section 422(d) of the Code, except that:

              (i) The Optionee's right to exercise this option shall in any event become exercisable at least as rapidly as 20% per year over the five-year period commencing on the Date of Grant, unless the Optionee is an officer of the Company, an Outside Director or a Consultant; and

              (ii) The Optionee's right to exercise this option shall no longer be deferred if (A) the Company is subject to a Change in Control before the Optionee's Service terminates, (B) this option does not remain outstanding,
     (C) this option is not assumed by the surviving corporation or its parent and (D) the surviving corporation or its parent does not substitute an option with substantially the same terms for this option.

          (c) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company's stockholders.

SECTION 3.   NO TRANSFER OR ASSIGNMENT OF OPTION.

          Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4.   EXERCISE PROCEDURES.

      (a) Notice of Exercise. The Optionee or the Optionee's representative may exercise this option by giving written notice to the Company pursuant to Section 13(C). The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option. The Optionee or the Optionee's representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

      (b) Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

      (c) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

SECTION 5.   PAYMENT FOR STOCK

      (a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

      (b) Surrender of Stock. All or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

      (c) Exercise/Sale. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

      (d) Exercise/Pledge. If Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

SECTION 6.   TERM AND EXPIRATION.

      (a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

      (b) Termination of Service (Except by Death). If the Optionee's Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

          (i)   The expiration date determined pursuant to Subsection (a) above;

          (ii) The date three months after the termination of the Optionee's Service for any reason other than Disability; or

          (iii) The date six months after the termination of the Optionee's Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's Service terminated. When the Optionee's Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's Service terminated.

      (c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

          (i)  The expiration date determined pursuant to Subsection (a) above;
     or

          (ii) The date 12 months after the Optionee's death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death.
When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Restricted Shares.

          (d) Leaves of Absence. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

          (e) Notice Concerning ISO Treatment. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or (iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

SECTION 7.   RIGHT OF REPURCHASE.

          (a) Scope of Repurchase Right. Unless they have become vested in accordance with the Notice of Stock Option Grant and Subsection (c) below, the Shares acquired under this Agreement initially shall be Restricted Shares and shall be subject to a right (but not an obligation) of repurchase by the Company. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares, except as provided in the following sentence. The Optionee may transfer Restricted Shares (i) by beneficiary designation, will or intestate succession or (ii) to the Optionee's spouse, children or grandchildren or to a trust established by the Optionee for the benefit of the Optionee or the Optionee's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Section 7 shall apply to the Transferee to the same extent as to the Optionee.

          (b) Condition Precedent to Exercise. The Right of Repurchase shall be exercisable with respect to any Restricted Shares only during the 60-day period next following the later of:

              (i) The date when the Optionee's Service terminates for any reason, with or without Cause, including (without limitation) death or disability; or

              (ii) The date when such Restricted Shares were purchased by the Optionee, the executors or administrators of the Optionee's estate or any person who has acquired this option directly from the Optionee by bequest, inheritance or beneficiary designation.

          (c) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Shares subject to this option in accordance with the vesting schedule set forth in the Notice of Stock Option Grant. In addition, the Right of Repurchase shall lapse and all of the remaining Restricted Shares shall become vested if (i) the Company is subject to a Change in Control before the Optionee's Service terminates and (ii) the Right of Repurchase is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary.

          (d) Repurchase Cost. If the Company exercises the Right of Repurchase, it shall pay the Optionee an amount equal to the Exercise Price for each of the Restricted Shares being repurchased.

          (e) Exercise of Repurchase Right. The Right of Repurchase shall be exercisable only by written notice delivered to the Optionee prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the purchase price determined according to Subsection (d) above. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. The Right of Repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection (e).

          (f) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

          (g) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with this Section 7, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

          (h) Escrow. Upon issuance, the certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Subsection (f) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Optionee upon the Optionee's request to the extent the Shares are no longer Restricted Shares (but not more frequently than once every six months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the Optionee's cessation of Service or (ii) the lapse of the Right of First Refusal.

SECTION 8.   RIGHT OF FIRST REFUSAL.

          (a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's tights under this Subsection (a) shall be freely assignable, in whole or in part.

          (b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection
(a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

          (c) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to this Section 8 or into which
                            ----
such Shares thereby become convertible shall immediately be subject to this
Section 8. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

          (d) Termination of Right of First Refusal. Any other provision of this
Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

          (e) Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Optionee's spouse, children or grandchildren or to a trust established by the Optionee for the benefit of the Optionee or the Optionee's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Section 8 shall apply to the Transferee to the same extent as to the Optionee.

          (f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 9.   LEGALITY OF INITIAL ISSUANCE.

          No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

      (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof,

      (b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

      (c) Any other applicable provision of state or federal law has been satisfied.

SECTION 10.  NO REGISTRATION RIGHTS.

          The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 11.  RESTRICTIONS ON TRANSFER.

      (a) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

          (b) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.

          (c) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

          (d) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

          (e) Legends. All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

     "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION
     THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT
     REQUIRED."

          (f) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

          (g) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this
Section II shall be conclusive and binding on the Optionee and all other persons.

SECTION 12.   ADJUSTMENT OF SHARES.

          In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan. In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 13.   MISCELLANEOUS PROVISIONS.

      (a) Rights as a Stockholder. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

      (b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

      (c) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

      (d) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

      (e) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

SECTION 14.   DEFINITIONS.

      (a) "Agreement" shall mean this Stock Option Agreement.

      (b) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

      (c) "Cause" For purposes of this Agreement, "Cause" for the termination of Purchaser's employment with the Company or its successor will exist at any time after the happening of one or more of the following events: (1) Purchaser's willful misconduct or material failure in the performance of the duties of his position with the Company or its successor, including Purchaser's failure to comply in any material respect with the legal directives of the Company's Chief Executive Officer or the Board of Directors so long as such directives are not unreasonably inconsistent with the Purchaser's position and duties, and such refusal to comply is not remedied within 10 days after receiving written notice from the Company or its successor, which written notice shall state that failure to remedy such conduct may result in termination for Cause; or (2) conduct that materially adversely affects the Company or its successor or is materially detrimental to the reputation of the Founder or of the Company or its successor, including but not limited to conviction of a felony involving moral turpitude.

      (d) "Change of Control" shall mean:

          (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

          (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

      (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (f) "Committee" shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

      (g) "Company" shall mean Petopia.com, Inc., a Delaware corporation.

      (h) "Consultant" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

      (i) "Date of Grant" shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee's Service.

      (j) "Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

      (k) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

      (l) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

      (m) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

      (n) "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

      (o) "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

      (p) "Notice of Stock Option Grant" shall mean the document so entitled to which this Agreement is attached.

      (q) "Optionee" shall mean the individual named in the Notice of Stock Option Grant.

      (r) "Outside Director" shall mean a member of the Board of Directors who is not an Employee.

      (s) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      (t) "Plan" shall mean the Petopia.com, Inc. 1999 Stock Plan, as in effect on the Date of Grant.

      (u) "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

      (v) "Restricted Share" shall mean a Share that is subject to the Right of Repurchase.

      (w) "Right of First Refusal" shall mean the Company's right of first refusal described in Section 8.

      (x) "Right of Repurchase" shall mean the Company's right of repurchase described in Section 7.

      (y) "Securities Act" shall mean the Securities Act of 1933, as amended.

      (z) "Service" shall mean service as an Employee, Outside Director or Consultant.

      (aa) "Share" shall mean one share of Stock, as adjusted in accordance with
Section 8 of the Plan (if applicable).

      (bb) "Stock" shall mean the Common Stock of the Company.

      (cc) "Subsidiary" shall mean any corporation (other than the Company) in an: unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      (dd) "Transferee" shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

      (ee) "Transfer Notice" shall mean the notice of a proposed transfer of Shares described in Section 8.

                   Petopia.com, Inc., 1999 Stock Option Plan
                        Notice of Stock Option Exercise

Optionee Information:

Name: _______________________             Social Security Number:___-___-____

Address: ____________________             Employee Number: __________________

         ____________________

Option Information:

Date of      ,   1999                     Type of Option:  Nonstatutory (NSO) or
Grant: ______ __ __
                                                           Incentive (ISO)

Exercise Price per Share:
$          __________________


Total number shares of shares of Common
Stock of Petopia.com, Inc., (the
"Company") covered by option:                             shares
                                          _______________

Exercise Information:

Number of shares of Common Stock of the Company for which option is being exercised now:
               ------------
(These shares are referred to below as the "Purchased Shares.")

Total Exercise Price for the Purchased Shares:  $
                                                ------------

Form of payment enclosed [check all that apply]:

[_] Check for $___________,             [_] Certificate(s) for ______ shares of
    made payable to                         the Common Stock of the Company that
    "Petopia.com, Inc."                     I have owned for at least six
                                            months. (These shares will be valued
                                            as of the date when this notice is
                                            received by the Company.)

[_] Promissory Note for $               [_] Attestation Form covering ______
    payable to payable to                   shares of the Common Stock of the
    Petopia.com, Inc.                       Company. (These shares will be
                                            valued as of the date when this
                                            notice is received by the Company.)

Names in which the Purchased Shares should be registered [you must check one]:

[_] In my name only

[_] In the names of my spouse and myself       My spouse's name (if applicable):
    as community property

[_] In the names of my spouse and myself as
    joint tenants with the right of
    survivorship
                                               _________________________________

The certificate for the         ____________________________________
Shares should be sent to the    ____________________________________
following address:              ____________________________________

   You must sign this Notice on the second page before submitting it to the
                                   Company.

Representations and Acknowledgments of the Optionee:

SECTION 15. I REPRESENT AND WARRANT TO THE COMPANY THAT I AM ACQUIRING AND WILL HOLD THE PURCHASED SHARES FOR INVESTMENT FOR MY ACCOUNT ONLY, AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY "DISTRIBUTION" OF THE PURCHASED SHARES WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").

SECTION 16. I UNDERSTAND THAT THE PURCHASED SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT BY REASON OF A SPECIFIC EXEMPTION THEREFROM AND THAT THE PURCHASED SHARES MUST BE HELD INDEFINITELY, UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR I OBTAIN AN OPINION OF COUNSEL (IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL) THAT REGISTRATION IS NOT REQUIRED.

SECTION 17. I ACKNOWLEDGE THAT THE COMPANY IS UNDER NO OBLIGATION TO REGISTER THE PURCHASED SHARES.

SECTION 18. I AM AWARE OF THE ADOPTION OF RULE 144 BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT, WHICH PERMITS LIMITED PUBLIC RESALES OF SECURITIES ACQUIRED IN A NON-PUBLIC OFFERING, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS. THESE CONDITIONS INCLUDE (WITHOUT LIMITATION) THAT CERTAIN CURRENT PUBLIC INFORMATION ABOUT THE ISSUER IS AVAILABLE, THAT THE RESALE OCCURS ONLY AFTER THE HOLDING PERIOD REQUIRED BY RULE 144 HAS BEEN SATISFIED, THAT THE SALE OCCURS THROUGH AN UNSOLICITED "BROKER'S TRANSACTION" AND THAT THE AMOUNT OF SECURITIES BEING SOLD DURING ANY THREE-MONTH PERIOD DOES NOT EXCEED SPECIFIED LIMITATIONS. I UNDERSTAND THAT THE CONDITIONS FOR RESALE SET FORTH IN RULE 144 HAVE NOT BEEN SATISFIED AND THAT THE COMPANY HAS NO PLANS TO SATISFY THESE CONDITIONS IN THE FORESEEABLE FUTURE.

SECTION 19. I WILL NOT SELL, TRANSFER OR OTHERWISE DISPOSE OF THE PURCHASED SHARES IN VIOLATION OF THE SECURITIES ACT, THE SECURITIES EXCHANGE ACT OF 1934, OR THE RULES PROMULGATED THEREUNDER, INCLUDING RULE 144 UNDER THE SECURITIES ACT.

SECTION 20. I ACKNOWLEDGE THAT I HAVE RECEIVED AND HAD ACCESS TO SUCH INFORMATION AS I CONSIDER NECESSARY OR APPROPRIATE FOR DECIDING WHETHER TO INVEST IN THE PURCHASED SHARES AND THAT I HAD AN OPPORTUNITY TO ASK QUESTIONS AND RECEIVE ANSWERS FROM THE COMPANY REGARDING THE TERMS AND CONDITIONS OF THE ISSUANCE OF THE PURCHASED SHARES.

SECTION 21. I AM AWARE THAT MY INVESTMENT IN THE COMPANY IS A SPECULATIVE INVESTMENT WHICH HAS LIMITED LIQUIDITY AND IS SUBJECT TO THE RISK OF COMPLETE LOSS. I AM ABLE, WITHOUT IMPAIRING MY FINANCIAL CONDITION, TO HOLD THE PURCHASED SHARES FOR AN INDEFINITE PERIOD AND TO SUFFER A COMPLETE LOSS OF MY INVESTMENT IN THE PURCHASED SHARES.

SECTION 22. I ACKNOWLEDGE THAT THE PURCHASED SHARES REMAIN SUBJECT TO THE COMPANY'S RIGHT OF FIRST REFUSAL AND MAY REMAIN SUBJECT TO THE COMPANY'S RIGHT OF REPURCHASE AT THE EXERCISE PRICE, ALL IN ACCORDANCE WITH THE APPLICABLE NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT.

SECTION 23. I ACKNOWLEDGE THAT I AM ACQUIRING THE PURCHASED SHARES SUBJECT TO ALL OTHER TERMS OF THE NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT.

SECTION 24. I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THE COMPANY'S MEMORANDUM REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF AN

OPTION EXERCISE AND THE TAX ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE. IN THE EVENT THAT I CHOOSE TO MAKE A SECTION 83(B) ELECTION, I ACKNOWLEDGE THAT IT IS MY RESPONSIBILITY--AND NOT THE COMPANY'S RESPONSIBILITY--TO FILE THE ELECTION IN A TIMELY MANNER, EVEN IF I ASK THE COMPANY OR ITS AGENTS TO MAKE THE FILING ON MY BEHALF. I ACKNOWLEDGE THAT THE COMPANY HAS ENCOURAGED ME TO CONSULT MY OWN ADVISER TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AT THIS TIME.

SECTION 25. I AGREE TO SEEK THE CONSENT OF MY SPOUSE TO THE EXTENT REQUIRED BY THE COMPANY TO ENFORCE THE FOREGOING.

Signature:                                                       , 19___

__________________________________      _________________ _____